UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report:  July 19, 2001

                               e-Synergies, inc.

                                   California
                 (State or other jurisdiction of incorporation)

                             Commission File Number


                               3 Corporate Plaza
                                   Suite 250
                            Newport Beach, CA 92660
                    (Address of principal executive office)

                                 91-2021595
                             ------------------------
                            I.R.S. Employer I.D. No.



Item 1.        Changes in Control of Registrant.
               Not applicable.

Item 2.        Acquisition or Disposition of Assets.

TRANSACTION - OVERVIEW
On July 19, 2001, the United States Bankruptcy Court for the Northern District of Illinois (the "Court") approved the purchase by e-Synergies, inc. ("e-Synergies") of substantially all the operating assets (the "Acquired Assets") and the assumption of certain liabilities (the "Assumed Liabilities") of Worldwide Xceed Group, Inc. ("Worldwide Xceed"), a debtor-in-possession in case number 01-15553 filed under Chapter 11 of Title 11 of the United States Code. The parties effected the purchase pursuant to that certain Asset Purchase Agreement (the "Purchase Agreement" a copy of which is attached as Exhibit 1), dated July 3, 2001.

Immediately upon the Court's approval of the purchase and pursuant to that certain Assignment and Assumption Agreement between e-Synergies and eSynergies Xceed, Inc. ("New Xceed"), a wholly-owned subsidiary of e-Synergies, dated July 19, 2001, e-Synergies assigned all of its right title and interest in the Acquired Assets to New Xceed and New Xceed assumed and agreed to pay the Assumed Liabilities of e-Synergies.

TRANSACTION - DETAILS
The common stock of Worldwide Xceed previously traded on the Nasdaq under the "XCED" symbol, was halted on or about May 1, 2001 and de-listed from The Nasdaq National Market on or about May 4, 2001. Worldwide Xceed previously operated as a management and computer software consulting provider, helping companies to develop e-commerce and e-business solutions, and improve business performance through more effective and efficient communication tools, techniques and technologies.

The Acquired Assets include: (1) certain intellectual property, including but not limited to domain names, trademarks (both pending and allowed) and copyrights; (2) certain personal property, including but not limited to client, customer and advertiser lists, office equipment, furnishings and computer equipment; (3) certain outstanding accounts receivable with an aggregate stated value of approximately $2,866,000; (4) certain rights to receive payment for services rendered to customers but not yet billed with an aggregate stated value of approximately $1,047,000; (4) certain assigned contracts, including contracts for the continuation of services for ten customers; (5) certain employee covenants, including but not limited to non-disclosure, confidentiality and non-solicitation agreements; and (6) all books and records pertaining to the assets acquired by e-Synergies.

Several customers whose contracts were assigned, as described in (4) above, are CBS Entertainment, a division of CBS Broadcasting, Inc., Hilton Hotels Corporation, Herman Miller RED, and Castrol North America, Inc. A complete list of the assigned contracts is included as an exhibit to the Purchase Agreement.

The Assumed Liabilities include: (1) certain specifically identified trade accounts payable, accrued expenses and other liabilities, which collectively equal approximately $123,000; (2) certain accrued salaries and wages relating to employee services for a portion of the July 15 payroll period and in an amount equal to $97,925; (3) certain accrued vacation benefits of employees transferred to e-Synergies in an amount approximately equal to $322,000; (4) certain obligations, including cure amounts, related to above mentioned assigned contracts, including most prominently the leases for office space in Chicago, Dallas and Los Angeles; and (5) a restructured financing facility with Spherion Corporation with a face amount equal to $4,000,000. The accrued salaries and wages assumed by e-Synergies was increased to an aggregate of approximately $310,000 as a result of e-Synergies agreeing to fund forty percent (40%) of Worldwide Xceed's July 15 payroll, since the closing of the acquisition did not occur until July 19.

The consideration paid by e-Synergies to Worldwide Xceed at the closing of the acquisition (the "Closing"), in addition to the assumption of the above-described Assumed Liabilities, was equal to $1,750,000 in cash, and $559,620.24 in the form of a promissory note issued by e-Synergies in favor of Worldwide Xceed. The promissory note is due on or before August 15, 2001, bears interest at the rate of eighteen percent (18%) per annum, and is secured by a security interest in all of the Acquired Assets. The amount of consideration paid by e-Synergies resulted from arms length negotiations between executive management of e-Synergies and executive management of Worldwide Xceed, as well as approval by the secured creditors of Worldwide Xceed and the Court.

To obtain Spherion Corporation's approval of the purchase, e-Synergies also agreed to make an advance payment at Closing of $1,000,000 in cash to Spherion Corporation, causing the face amount of the restructured financing facility with Spherion Corporation to be reduced to $3,000,000 immediately following such payment. The portion of the financing facility that remains outstanding is secured by the accounts receivable related to services already rendered to customers, whether billed or unbilled, and acquired by e-Synergies pursuant to this transaction. Any receivables relating to services rendered after the acquisition are not subject to the terms of the financing facility.

USE OF ACQUIRED ASSETS
e-Synergies, through New Xceed, intends to maintain and operate the acquired assets, with the transferred employees and the assigned client contracts, as a separate sustainable business that compliments the services and products offered by e-Synergies' other subsidiaries. The costs associated with the Acquired Assets, Assumed Liabilities and transferred employees will be closely examined with a purpose toward eliminating duplicative roles and expenses and reducing non-duplicative expenses, while maintaining the company's client service and revenue generation capabilities.

Other subsidiaries of e-Synergies include:

Salesmation, Inc., a wholly-owned subsidiary of e-Synergies based in Newport Beach, California, is a marketing and communications services company that employs proprietary technologies to provide affordable, easy to use Internet-based marketing tools, turn-key interactive marketing services, and data and email list services.

CommerceSWITCH (Pty.) Ltd., a fifty-one percent (51%) owned subsidiary of e-Synergies based in South Africa, is a technology based company that employs proprietary technology to provide product management and cataloging services for businesses engaging in electronic commerce on the Internet. The scope of services provided to customers include, but is not limited to, catalog and content management, corporate purchasing automation, and Internet based financial and information services.

SOURCES OF FUNDS
e-Synergies borrowed $3,000,000 from five persons to effect the transaction. Market Strategems, Inc. loaned $150,000 (the "Strategms Loan"), Suprafin, Inc. loaned $1,100,000 (the "Suprafin Loan"), Hitechcafe.com loaned $1,000,000 (the "Hitech Loan"), Steven and Linda Eichberg loaned $300,000 (the "Eichberg Loan"), and First International Bank loaned $450,000 (the "Bank Loan"). The Strategems Loan bears interest at the rate of ten and three-quarters percent (10.75%), is due in six months, and is secured by certain stock held by e-Synergies and e-Synergies shareholders. The Suprafin Loan bears interest at the rate of ten and three-quarters percent (10.75%), is due in one year, and is secured by certain stock held by e-Synergies and e-Synergies shareholders. The Hitech Loan bears interest at the rate of ten and three-quarters percent (10.75%), is due in sixty days, and is secured by a blanket lien on all the assets of e-Synergies. The Eichberg Loan bears interest at the rate of ten and three-quarters percent (10.75%), is due in sixty days, and is secured by certain of the assets held by e-Synergies and e-Synergies shareholders. The Bank Loan bears interest at the rate of ten and three-quarters percent

(10.75%), is due in one year, and is secured by certain stock held by e-Synergies and e-Synergies shareholders. Collectively these five loans are referred to herein as the "Loans."

e-Synergies is in the process of securing a longer term financing facility, with more favorable terms, that will be used to repay the Loans. e-Synergies is also in the process of raising additional equity investment, which is intended to provide additional working capital for e-Synergies and its subsidiaries. If the alternative financing facility is not secured, the company will use the proceeds from the equity investment to repay the Loans. If e-Synergies is unable to secure both the financing facility and the equity investment, the company will be forced to reduce our expenses and possibly restrict or eliminate planned product development and marketing. There is no assurance that additional financing will be available to us. This could hamper potential business opportunities or the Company's response to competitive pressures. Should these situations occur, they could have a material adverse affect on our operations and financial condition.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          Not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          Not applicable.

Item 6.   Resignations of Registrant's Directors.
          Not applicable.

Item 7.   Financial Statements and Exhibits.
          a. Financial Statements of Business Acquired.

It is impractical to provide the required financial statements for Esynergies Xceed, Inc. at this time. The registrant intends to file such financial statements as soon as is practical, but not later than 60 days after this report on Form 8-K is filed with the Commission.

b. PRO FORMA FINANCIAL INFORMATION.
It is impractical to provide the required pro forma financial statements at this time. The registrant intends to file such pro forma consolidated financial statements for itself and its wholly-owned subsidiaries as soon as is practical, but not later than 60 days after this report on Form 8-K is filed with the Commission.

c. EXHIBITS.

Exhibit 1.     Asset Purchase Agreement
Item 8.        Change in Fiscal Year.

               Not applicable.
Item 9.        Regulation FD Disclosure.

               Not applicable.

                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2001

e-Synergies, inc.

Thomas Ronk
----------------------
Thomas Ronk, President


Exhibit 1


                             ASSET PURCHASE AGREEMENT

      This ASSET PURCHASE AGREEMENT (this "Agreement") is entered into as of July 3, 2001 by and among Worldwide Xceed Group, Inc., a Delaware corporation ("Xceed"), and e-Synergies, Inc., a California corporation ("Buyer").

                                    RECITALS:

      WHEREAS, Xceed is a debtor and a debtor in possession in a case (the "Case") filed in the United States Bankruptcy Court for the Northern District of Illinois (the "Bankruptcy Court") under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") on April 30, 2001 (the "Petition Date?), as case number 01-15553;

      WHEREAS, the Buyer desires to purchase from Xceed, and Xceed desires to sell, convey, assign, and transfer to the Buyer, all of the operating assets and other assets relating to Xceed's business, and the Buyer desires to assume certain obligations and liabilities relating thereto, all in the manner and subject to the terms and conditions set forth herein and in accordance with sections 105, 363, and 365 of the Bankruptcy Code (the "Proposed Transaction"); and

      WHEREAS, the parties desire to consummate the Proposed Transaction as promptly as practicable after the Bankruptcy Court enters an order approving the Proposed Transaction (the "Sale Order").

     NOW, THEREFORE, in consideration of the foregoing recitals and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   SECTION 1
                  Sale of Assets and Assumption of Liabilities

      1.1 Certain Defined Terms. Unless otherwise expressly defined herein, the following capitalized terms used in this Agreement shall be defined as follows:

      "Buyer Receivables" means all Receivables included in Purchased Assets and all proceeds thereof, including all proceeds in the form of cash and cash equivalents.

      "Collection" means, with respect to any Buyer Receivable, all cash collections and other cash proceeds in respect of such Buyer Receivable, including, without limitation, all interest, finance charges, or other related amounts accruing in respect thereof and all cash proceeds of collateral, guaranties, and/or insurance with respect to such Buyer Receivable.

      "Collection Account" means any lockbox, lockbox account, collection account, concentration account, or deposit account to which any Collection is mailed or into which any Collection is deposited.

      "Contingent Liability" means any claim or right to payment of any third party against Xceed relating to any Xceed Retained Assets that is not, as of the Closing Date, reduced to judgment, liquidated, fixed, matured or undisputed, or is otherwise contingent upon any event or circumstance occurring after the Closing Date.

      "Contract" means any agreements, contracts, leases, powers of attorney, notes, loans, evidence of indebtedness, purchase orders, letters of credit, settlement agreements, franchise agreements, undertakings, covenants not to compete, employment agreements, licenses, benefit plans, instruments, obligations, commitments, understandings, policies, purchase and sales orders, quotations, and other executory commitments to which any person is a party or to which any of the assets of Xceed is subject, whether oral or written, express or implied, together with all obligations with respect to the payment and performance thereof.

      "Employee Covenants" means all rights and claims of Xceed of every kind and description under all non-disclosure, confidentiality, non-competition, non-solicitation, assignment of inventions, and other agreements of a comparable nature with (i) all present and former employees other than "Transferred Employees" (as defined in Section 5.2) to the extent such agreements relate to the Purchased Assets and (ii) all Transferred Employees whether or not such agreements relate to the Purchased Assets.

      "Original Spherion Facility" means that certain Revolving Credit Agreement dated as of November 15, 2000 between Xceed and Spherion.

      "Personal Property" means any equipment, inventory, fixtures, furniture, general intangibles and other personal property (exclusive of any intellectual property and any Contracts) of Xceed.

      "Purchase Documents" means this Agreement, the bill of sale in the form attached hereto as Exhibit A (the "Bill of Sale"), the assignment and assumption agreement in the form attached hereto as Exhibit B (the "Assignment and Assumption"), and the other agreements, documents, or instruments executed or delivered at the Closing (as hereinafter defined) in connection therewith.

      "Receivables" mean any accounts receivable, whether or not earned by the performance of any service or the sale or delivery of any goods, with respect to customer accounts of Xceed.

      "Restructured Spherion Facility" means a term loan facility between Buyer and Spherion pursuant to which the Original Spherion Facility, together with the liens evidenced thereby, shall be terminated in exchange for a term note of not more than $4.0 million (or such lesser amount equal to the balance of the Original Spherion Facility immediately prior to the Effective Time, which shall not be less than $3.5 million) made by Buyer in favor of Spherion and secured by a lien in and having recourse solely to the Receivables described on
Schedule 1.2(c), in accordance with the terms set forth on that certain Proposal Term Sheet dated June 6, 2001 among Spherion, Xceed, and Buyer and as otherwise mutually agreed to among them consistent with the Sale Order.

      "Solvent" means, when used with respect to any person or entity, that at the time of determination: (i) it is then both able to, and fully expects to, pay its debts as they mature; and (ii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

      "Spherion" means Spherion Corporation, a Delaware corporation.

      1.2 Sale of the Purchased Assets. Upon the terms and subject to the conditions set forth in this Agreement, upon the occurrence of the Closing, but effective as of the Effective Time (as hereinafter defined), Xceed shall, by quit-claim on an "As Is" and "Where Is" basis, and without representation or warranty of any kind (other than as set forth in Section 4 of this Agreement) sell, convey, transfer, assign and deliver to Buyer, and Buyer shall purchase, acquire, and take assignment and delivery from Xceed of, all right, title and interest of Xceed in and to only those assets, properties, and rights of Xceed that are specified in the following paragraphs (collectively the "Purchased Assets") (each of the references to a "Schedule" in this Section 1.2 below shall mean and be a reference to the correspondingly numbered schedule attached to this Agreement, each of which is incorporated herein by this reference thereto):

      (a) the intellectual property described on Schedule 1.2(a);

      (b) the Personal Property described on Schedule 1.2(b);

      (c) the Receivables described on Schedule 1.2(c);

      (d) the Contracts described on Schedule 1.2(d) (the "Assigned
         Contracts");

      (e) the Employee Covenants, except as described on Schedule 1.2(e); and

      (f) all books and records pertaining to the foregoing.

      1.3 Assumption of Liabilities. Upon the terms and subject to the conditions set forth in this Agreement, upon the occurrence of the Closing, but effective as of the Effective Time, Buyer shall assume and pay, perform and discharge, when due, those debts, liabilities, obligations and commitments of Xceed which are described below (the "Assumed Liabilities"):

      (a) the accounts payable, accrued expenses, and other liabilities of Xceed described on Schedule 1.3(a);

      (b) the accrued salaries, wages, and benefits as set forth on Schedule 1.3(b) with respect to the Transferred Employees of Xceed listed on
          Schedule 1.3(b); and

      (c) all obligations and liabilities with respect to the Assigned Contracts that, by the terms of such Assigned Contracts, arise after Closing, relate to periods following the Closing and are to be observed, paid, discharged, or performed, as the case may be, in each case at any time after the Effective Time; provided, that cure amounts payable in order to effectuate, pursuant to the Bankruptcy Code, the assumption by and assignment to Buyer of the Assigned Contracts under the Sale Order shall be paid by Xceed pursuant to the Sale Order and in accordance with Section 1.6(b) hereof.

      1.4 Xceed Retained Assets. Notwithstanding anything in Section 1.2 or the description of the Purchased Assets to the contrary, all of the assets, properties, and rights of Xceed of every kind and description not expressly enumerated on the Schedules referred to in Section 1.2 of this Agreement are excluded from the sale of the Purchased Assets pursuant to this Agreement, including, without limitation, (a) the Receivables described on Schedule 1.4 hereto and (b) all Contracts other than (i) the Assigned Contracts and (ii) the Employee Covenants (such excluded assets described in this Section being referred to as the "Xceed Retained Assets").

      1.5 Xceed Retained Liabilities. Notwithstanding anything in Section 1.3 or the description of the Assumed Liabilities to the contrary, all of the claims, debts, liabilities, obligations and commitments of Xceed of every kind and description not expressly enumerated on the Schedules to this Agreement are expressly excluded from the assumption of the Assumed Liabilities pursuant to this Agreement (such excluded assets being referred to as the "Xceed Retained Liabilities"). Without limiting the foregoing and notwithstanding anything to the contrary in this Agreement, none of the following shall be Assumed Liabilities for the purposes of this Agreement and shall be deemed Xceed Retained Liabilities:

      (a) any accounts payable and accrued expenses of Xceed, except as listed on Schedule 1.3(a);

      (b) any liability or obligation related to employees of Xceed, except as listed on Schedule 1.3(b);

      (c) any liability or obligation under any Contract, other than the Assigned Contracts;

      (d) any liability or obligation of Xceed arising out of any Assigned Contract relating to any period prior to the Closing, including, without limitation, all cure costs relating to defaults under Assigned Contracts;

      (e) any liability or obligation relating to any Xceed Retained Asset;

      (f) any liability or obligation arising out of any litigation brought against Xceed or any of its current or former officers or directors in their capacities as officers or directors; and

      (g) any Contingent Liability.

      1.6. Purchase Price. As consideration for the sale by Xceed to Buyer of the Purchased Assets hereunder, upon the occurrence of the Closing, but effective as of the Effective Time, Buyer shall:

      (a) pay to Xceed in cash (by same day electronic wire transfer or in otherwise immediately available funds in accordance with Xceed"s written instructions) the sum of $1,000,000;

      (b) pay to Xceed (or certain creditors of Xceed as directed by Xceed in accordance with the Sale Order) in cash (by same day electronic wire transfer or in otherwise immediately available funds in accordance with Xceed"s written instructions) the sum of $1,000,000, to satisfy cure amounts payable in order to effectuate, pursuant to the Bankruptcy Code, the assumption by and assignment to Buyer of the Assigned Contracts under the Sale Order, in such amounts as set forth on Schedule 1.2(d);

      (c) pay to Spherion for the benefit of Xceed in cash (by same day electronic wire transfer or in otherwise immediately available funds in accordance with Spherion"s written instructions) the sum of $1,000,000, to repay a portion of the outstanding balance of the Original Spherion Facility in accordance with the terms of the Restructured Spherion Facility;

      (d) execute and deliver the Restructured Spherion Facility with Spherion; and
      (e) assume the Assumed Liabilities as provided in Section 1.3.

      1.7 Tax Matters. All sales and transfer taxes, recording charges, and similar taxes and charges, incurred in connection with the transactions contemplated by this Agreement shall be borne by Buyer.


                                   SECTION 2
                              Condition to Closing

      The Closing shall be subject to (a) the entry of a Sale Order by the Bankruptcy Court of Xceed, directing and authorizing Xceed to enter into and perform its obligations under this Agreement and approving all terms, provisions and transactions contemplated herein and (b) confirmation of the consummation of the Restructured Spherion Facility.

                                   SECTION 3
                            CLOSING; EFFECTIVE TIME

      3.1 Closing. The closing of the Proposed Transaction (the "Closing") shall occur on the date on which the Sale Order is entered by the Bankruptcy Court of Xceed, or such other date as is mutually agreed upon by the parties, which date shall not be later than July 9, 2001. Notwithstanding the foregoing, the consummation of the transactions contemplated by this Agreement shall be deemed for all purposes to have occurred as of the date the Sale Order has been entered by the Bankruptcy Court (the "Effective Time"). The Closing shall occur by facsimile and delivery of executed documentation by overnight courier to the respective parties, or by such other means as the parties shall mutually agree.

      3.2 Deliveries by Xceed. At the Closing, Xceed shall deliver or cause to be delivered to or at the direction of Buyer, duly and properly executed, the following:

      (a) the Bill of Sale, in the form attached hereto as Exhibit A, evidencing the sale of the Purchased Assets by Xceed to Buyer;

      (b) the Assignment and Assumption, in the form attached hereto as Exhibit B, evidencing the assignment of the Assigned Contracts by Xceed to Buyer and the assumption of the Assumed Liabilities by Buyer;

      (c) executed documents (which shall be approved by the Sale Order in lieu of the approval of the stockholders of Xceed) to be filed with the Secretary of State of the State of Delaware sufficient to change the legal name of Xceed to a name substantially dissimilar to "Worldwide Xceed Group"; and

      (d) such other documents and instruments as may be reasonably requested by Buyer in order to effect or carry out the intent of this Agreement or the Sale Order.

      3.3 Deliveries by Buyer. At the Closing, Buyer shall deliver or cause to be delivered to or at the direction of Xceed, duly and properly executed (as applicable), the following:

      (a) the cash purchase price in accordance with and as described in paragraphs (a), (b), and (c) of Section 1.6;

      (b) the Bill of Sale, in the form attached hereto as Exhibit A, evidencing the sale of the Purchased Assets by Xceed to Buyer;

      (c) the Assignment and Assumption, in the form attached hereto as Exhibit B, evidencing the assignment of the Assigned Contracts by Xceed to Buyer and the assumption of the Assumed Liabilities by Buyer; and

      (d) such other documents and instruments as may be reasonably requested by Xceed in order to effect or carry out the intent of this Agreement or the Sale Order.

                                   SECTION 4
                         Representations and Warranties

      4.1 Representations of Xceed. Xceed hereby represents and warrants to Buyer as follows:

      (a) Xceed: (i) is a corporation duly organized and validly existing under the laws of the State of Delaware; (ii) has the power and authority to own its property and to carry on its business as now conducted or as presently contemplated; and (iii) has the power and authority to execute, deliver and, subject to the approval of the Bankruptcy Court, perform its obligations under each of the Purchase Documents to which it is a party.

      (b) The execution, delivery and performance by Xceed of all of its obligations under each of the Purchase Documents to which it is a party have been duly authorized by all requisite corporate action on the part of Xceed, including any requisite approval of its board of directors.

      (c) Each of the Purchase Documents to which Xceed is a party constitutes a legal, valid and binding obligation of Xceed, enforceable against Xceed in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency and similar laws affecting creditors" rights generally and to moratorium laws from time to time in effect and to the extent that such enforcement is subject to the principles of equity in a proceeding at law or in equity.

      (d) There are no brokers or finders entitled to any brokerage or finder"s fee or other commission or fee based upon arrangements made by or on behalf of Xceed in connection with this Agreement or any of the transactions contemplated hereby.

            (e) At the Closing, Xceed will have good and marketable title to all of the Purchased Assets (i) to be transferred pursuant to the Assumed Contracts and/or (ii) reflected on the books and records of Xceed as being owned by Xceed, free and clear of all liens, charges and encumbrances.

      4.2 Representations of Buyer. Buyer hereby represents and warrants to Xceed as follows:

      (a) Buyer is a corporation duly organized and validly existing under the laws of the State of California; Buyer has the power and authority to own its property and to carry on its business as now conducted or as presently contemplated; and Buyer has the power and authority to execute, deliver and perform its respective obligations under each of the Purchase Documents to which it is a party.

      (b) The execution, delivery and performance by Buyer of its obligations under each of the Purchase Documents to which it is a party have been duly authorized by all requisite corporate action on its part, including any requisite approval of its board of directors and stockholders.

      (c) Each of the Purchase Documents to which Buyer is a party constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency and similar laws affecting creditors' rights generally and to moratorium laws from time to time in effect and to the extent that such enforcement is subject to the principles of equity in a proceeding at law or in equity.

      (d) After giving effect to the Proposed Transaction, Buyer will be Solvent.

      (e) There are no brokers or finders entitled to any brokerage or finder's fee or other commission or fee based upon arrangements made by or on behalf of Buyer in connection with this Agreement or any of the transactions contemplated hereby.

                                   SECTION 5
                                   Covenants

      5.1 Survival of Representations and Covenants; Limitation of Liability.

      (a) Survival of Representations. The representations and warranties contained in this Agreement shall survive for a period of one (1) year from the Closing and the covenants contained in this Agreement shall survive the Closing indefinitely.

      (b) Limitation of Liability. Xceed and Buyer hereby agree that, absent actual fraud and exclusive of claims made by any third party, no party hereto shall be liable for any special, consequential, indirect or similar damages caused by the other party hereunder.

      5.2 Employment Issues.

      (a) Offer of Employment. Effective as of the Effective Time, the employees of Xceed listed on Schedule 1.3(b) shall cease to be employees of Xceed. Effective as of the Effective Time and subject to and in accordance with the provisions of this Section 5.2, Buyer shall offer full time employment to all of the employees listed on Schedule 1.3(b) on such terms and conditions as Buyer, in its sole discretion, shall determine. Employees who accept such offer of employment shall be referred to as the "Transferred Employees" and Buyer shall, effective as of the Effective Time, assume responsibility for such Transferred Employees' accrued salaries, wages and benefits, solely as set forth on Schedule 1.3(b). Xceed shall be solely responsible for any notification or any liability relating to any termination of any of Xceed's employees occurring before, on or after the date of this Agreement.

      (b) Benefits for Transferred Employees. Effective as of the Effective Time, Buyer shall permit the Transferred Employees to participate in Buyer's applicable benefit plans, if any. Buyer shall give each of the Transferred Employees credit for such Transferred Employees' years of most recent continuous service (including time during approved leaves of absences of less than twenty six (26) weeks) with Xceed, as applicable, for purposes of determining participation and vesting under all of the applicable benefit plans and programs of Buyer, if any, unless otherwise prohibited by law or the terms of any of such benefit plans and programs.

      5.3 Post-Closing Cooperation. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement (including transferring any Purchased Assets which were not previously transferred hereunder, or transferring back any Xceed Retained Assets which were transferred hereunder, or transferring any mail or payments on accounts receivable which should have been delivered to the other party hereunder), the parties hereto shall take or cause to be taken all such necessary action, including, without limitation, the execution and delivery of such further instruments and documents as may be reasonably requested by the other party for such purposes or otherwise to consummate and make effective the transactions contemplated hereby.

      5.4 Post-Closing Collections of Receivables.

      (a) From and after the Closing, if Xceed receives any proceeds of Buyer Receivables ("Acquired Proceeds"), it shall receive such payments as Buyer's trustee, and shall, as soon as possible and in any event within two (2) business days after receipt of any Collection, transfer such Collection to Buyer, together with all necessary endorsements. All Collections received in any Collection Account or otherwise shall be subject to Buyer's ownership thereof, and withdrawals with respect to the Acquired Proceeds by Xceed from any Collection Account shall not be permitted except in effecting a transfer of such proceeds to Buyer. Xceed, at Buyer's request, shall execute and deliver to Buyer such documents as Buyer shall require to grant Buyer access to any records concerning Collections reasonably requested by Buyer. Xceed covenants to cause daily listings of receipts (indicating amount of receipt, payor, and other available pertinent information) to its Collection Accounts to be provided promptly but no later than 3:00 p.m. Central time daily to Buyer's designated representative(s) until the earlier of the date Xceed is notified by Buyer that provision of such listings is no longer required and the tenth
(10th) business day after date the last Buyer Receivable becomes Acquired Proceeds. Xceed covenants that, until the earlier of the one hundred eightieth (180th) day after the date hereof or the tenth (10th) business day after the date the last Buyer Receivable becomes Acquired Proceeds, it shall maintain the Collection Account at Texas Capital Bank in existence on the date hereof and shall not direct payments of any Buyer Receivable to any other account or location, except as directed by Buyer or to Buyer as required herein. At the Closing, Xceed shall irrevocably direct the persons at any institution at which any Collection Account exists to administer, maintain, and otherwise manage any such Collection Account as set forth in this Agreement.

   (b) At the Closing, Xceed shall deliver for the Buyer's countersignature a joint instruction for each Buyer Receivable debtor in a form acceptable to the Buyer signed by Xceed (i) notifying such debtor that such debtor's account receivable has been sold to the Buyer and (ii) instructing such debtor that such debtor shall make payment of all amounts due or payable or to become due directly to the Buyer or its designee or designated account.

   (c) It is the intention of the parties hereto that the conveyance of the Purchased Assets hereunder shall constitute a sale, which sale is absolute and irrevocable and provides Buyer with the full benefits of ownership of the Purchased Assets. Upon the request of Buyer, Xceed will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of Buyer's ownership interest in the Buyer Receivable originated by Xceed and included in the Purchased Assets.

   (d)    If, notwithstanding the intention of the parties expressed in clause
(a) above, the conveyance of any of the Purchased Assets hereunder shall be characterized as a secured loan and not a sale or such sale shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that the sale of the Buyer Receivables by Xceed hereunder shall constitute a true sale thereof, Xceed hereby grants to Buyer a duly perfected security interest in all of Xceed's right, title and interest in, to and under the Purchased Assets which are now existing or hereafter arising, and all proceeds thereof to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the aggregate purchase price set forth in Section 1.6 together with all other obligations of Xceed hereunder. Buyer and its assigns shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

   (e) Upon the Closing, Xceed shall have hereby irrevocably appointed the Buyer as Xceed's attorney with power thereafter: (i)to endorse Xceed's name on any checks, notes, acceptances, money orders, or other forms of payment or security constituting Acquired Proceeds that come into the Buyer's possession;
(ii) to sign Xceed's name on any instrument, bill of lading, warehouse receipt, or other negotiable or non-negotiable document of title constituting Acquired Proceeds, on assignments of Buyer Receivable, on notices of assignment, financing statements, and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure, but in each case reflecting only the rights of the Buyer to such Buyer Receivable acquired hereunder; and
(iii) to send requests for redirection of payments on Buyer Receivables to obligors thereon. Xceed hereby ratifies and approves all acts of such attorney. Neither the Buyer nor its attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except for their willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable.

   5.5 Discontinuance of Service Mark and Corporate Name. As of and after the Closing, Xceed shall cease all use of the "Xceed" service mark and any other similar mark or derivative thereof. In addition, Xceed will, as soon as practicable after the Closing, change its corporate name from "Worldwide Xceed Group, Inc." to another substantially different corporate name.

   5.6 Location of Xceed Retained Assets. For a reasonable period of time following the Closing, Xceed shall be permitted to keep all of the Xceed Retained Assets at their current locations, provided, however, that Xceed shall: (i) retain the risk of loss with respect to such Xceed Retained Assets during such period and (ii) release and indemnify Buyer from all claims, actions, suits and proceedings with respect to the loss of or damage to such Xceed Retained Assets during such period. During such time period, Xceed shall be entitled reasonable access during normal business hours to such Xceed Retained Assets (and to books and records relating to such Xceed Retained Assets), and Buyer shall neither relocate nor in any way disturb such Xceed Retained Assets.

   5.7 Assistance of Transferred Employees in Liquidation of Xceed. Subsequent to the Closing, Xceed shall be permitted to utilize the reasonable assistance of Transferred Employees in connection with its liquidation.

                                   SECTION 6
                            Miscellaneous Provisions

   6.1 Entire Agreement. This Agreement, together with the Schedules incorporated by reference herein, and the other Purchase Documents shall constitute the entire agreement between and among the parties relating to the subject matter hereof. There are no terms, obligations, covenants, representations, statements, or conditions other than those contained herein, in such Schedules, Exhibits, and in the other Purchase Documents. No variation or modification of this Agreement or waiver of any of the terms or provisions hereof shall be deemed valid unless made in a writing signed by all parties hereto.

   6.2 Headings. The headings appearing at the beginning of the numbered sections hereof have been inserted for convenience only and do not constitute any part of this Agreement.

   6.3 Governing Law; Jurisdiction; Venue. This Agreement shall be considered as having been made in the United States of America and shall be construed and the respective rights of the parties determined in accordance with the laws of the State of Illinois. Each party hereto agrees that any legal action or proceeding arising hereunder shall be brought either in federal or state courts located in the State of Illinois, County of Cook and irrevocably submit themselves to the jurisdiction of those courts.

   6.4 Notices. All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery, or first class mail, certified or registered with return receipt requested, or by commercial overnight courier and shall be deemed to have been duly given upon hand delivery, delivery by commercial overnight courier to the address specified below, or deposit in the U.S. mail as provided above, addressed as follows:

   (a)    If to Xceed:

               Worldwide Xceed Group
               c/o Techspace
               41 East 11th Street
               New York, New York 10003
               Attention: Barbara Rupert

               With a copy to:

               Katten Muchin Zavis
               525 West Monroe Street
               Chicago, Illinois 60661
               Attention:  Michael S. Terrien, Esq.
               Facsimile:  312/902-1061

      (b) If to Buyer:

               e-Synergies, Inc.
               3 Corporate Plaza
               # 250
               Newport Beach, CA  92660
Attention:     Theodore Marr
Facsimile:     949-219-0173

               With a copy to:

               Jeffrey L. Davidson
               11755 Wilshire Blvd.
               Suite 1200
               Los Angles, CA  90025
               Facsimile:     310-473-0148


      6.5 Assignment. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and its successors and assignees permitted hereunder. No party hereto may assign this Agreement, except (i) in a sale of all or substantially all of the assets or equity securities of such party to, or through a merger or dissolution of such party into, another entity that agrees in writing to be bound by all of the terms of this Agreement or
(ii) to a greater than fifty percent (50%) owned affiliate of such party that agrees in writing to be bound by all of the terms of this Agreement.

      6.6 Severability. Should a court or other body of competent jurisdiction determine that any provision of this Agreement is excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and all other provisions of this Agreement shall be deemed valid and enforceable to the fullest extent possible.

      6.7 Third Party Beneficiaries Each party hereto intends that this Agreement shall not benefit nor confer any rights or remedies on any person other than the parties hereto and their respective successors, assigns and legal representatives.

      6.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original hereof, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Asset Purchase Agreement to be executed as of the day and year first above written.

                              WORLDWIDE XCEED GROUP, INC.


By:  Howard A. Tullman
     -------------------
     Howard A. Tullman,
     Chief Executive Officer


E-SYNERGIES, INC.

By:  ___________________________________
     Name:     _____________________________
     Title:    _____________________________


SCHEDULES AND EXHIBITS

Schedule 1.2(a)          Intellectual Property
Schedule 1.2(b)          Personal Property
Schedule 1.2(c)          Receivables
Schedule 1.2(d)          Assigned Contracts and Cure Amounts
Schedule 1.2(e)          Exceptions to Employee Covenants
Schedule 1.3(a)          Accounts Payable, Accrued Expenses and Other
               Liabilities
Schedule 1.3(b)          Transferred Employees, Accrued Salaries, Wages and
                     Benefits
Schedule 1.4             Retained Receivables


EXHIBITS
Exhibit A     Bill of Sale
Exhibit B     Assignment and Assumption Agreement

                                SCHEDULE 1.2(a)
                           TO SET PURCHASE AGREEMENT

                              INTELLECTUAL PROPERTY

      All of the following, whether owned, used, or licensed (as licensee or licensor) by Xceed, and all rights corresponding thereto throughout the world, in any form and on any medium now known or hereafter developed and all embodiments thereof, whether tangible, intangible, printed, recorded, digitized, fixed, stored, electronic, or otherwise:

     (A) Xceed's corporate name, domain names, uniform resource locators, fictitious business names, trade names, brand names, trade dress, logos, trademarks, service marks (including, without limitation, the mark XCEED), trademark registrations, service mark registrations, applications for registration and the goodwill symbolized by the foregoing and connected therewith;

     (B) all copyrights, whether or not published, protected or registered under the Copyright Act of 1909 or the Copyright Act of 1976 (as either shall be amended from time to time, and any predecessor or successor statute thereto), applications for registration of copyrights, all works of authorship, and all secondary and subsidiary rights therein;

     (C) all art, audiovisual works, animations, compilations, collective works, computer software and programs, data, databases, designs, emblems, films, film clips, graphics, images, illustrations, likenesses, literary works, logos, motion pictures, musical compositions, music videos, performances, photographs, pictorial works, song lyrics, sound clips, sound recordings, scripts, screenplays, video recordings, and all other copyrightable subject matter;

     (D) all renewals, derivative works, enhancements, improvements, modifications, updates, new releases or other revisions thereof;

     (E) all publication rights, display rights, attribution rights, integrity rights, performance rights (including digital performance rights), mechanical rights, synchronization rights, publishing rights, approval rights, reproduction rights, rights to create derivative works, distribution rights, or moral rights;

     (F) all publicity rights or privacy rights (or waivers or quitclaims thereof) of any person related thereto;

     (G) all patents, patent applications and extensions, continuations and renewals thereof and inventions and discoveries that may be patentable;

     (H) all know-how, trade secrets, confidential information, customer lists, software (including but not limited to the Evolve and Great Plains software), technical information, data, process technology, plans, drawings, and blue prints; and

     (I) all of the following listed on the attachments to this Schedule 1.2(a) are incorporated and made a part hereof.



                                SCHEDULE 1.2(b)
                          TO ASSET PURCHASE AGREEMENT

                                PERSONAL PROPERTY

Include, without limitation, the following:

          (a) all right, title and interest in and to all client, client contact, customer and advertiser lists;

          (b) all marketing files, identifying contacts, dates of most recent client contact and other information customarily contained therein;

          (c) all recruiting files, identifying all active or potential recruiting prospects, applications, letters, technical reviews, references, resumes and other information customarily contained therein;

          (d) all personnel files pertaining to any person now providing or who has provided services as a billable consultant or employee, together with any and all information customarily contained therein, including, but not limited to, W 2's, W 4's, I 9's, 1099's, employment agreements, personnel reviews, commission and/or bonus arrangements and salary history; and

          (e) all of the following listed on the attachments to this Schedule 1.2(b), to the extent owned and to the extent of Xceed's right, title and interest therein, are incorporated and made a part hereof.


                                SCHEDULE 1.2(c)
                          TO ASSET PURCHASE AGREEMENT

                                   RECEIVABLES

                              [Please see attached.]


                                SCHEDULE 1.2(d)
                          TO ASSET PURCHASE AGREEMENT

                        ASSIGNED CONTRACTS AND CURE COSTS



                                SCHEDULE 1.2(e)
                            ASSET PURCHASE AGREEMENT

                          EXCLUDED EMPLOYEE COVENANTS

                                SCHEDULE 1.3(a)
                          TO ASSET PURCHASE AGREEMENT

             ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES



                                SCHEDULE 1.3(b)
                          TO ASSET PURCHASE AGREEMENT

           TRANSFERRED EMPLOYEES, ACCRUED SALARIES, WAGES AND BENEFITS



                                  SCHEDULE 1.4
                          TO ASSET PURCHASE AGREEMENT

                              RETAINED RECEIVABLES





                                   EXHIBIT A
                                       to
                            ASSET PURCHASE AGREEMENT

                                   BILL OF SALE

      Worldwide Xceed Group, Inc., a Delaware corporation ("Xceed"), for and in consideration of and other good and valuable consideration paid by e-Synergies, Inc., a California corporation ("Buyer"), does hereby grant, bargain, sell, transfer, set over, deliver and assign unto Buyer all of the "Purchased Assets" described in that certain Asset Purchase Agreement dated July __, 2001 by and between Xceed and Buyer (the "Purchase Agreement").

      Xceed hereby transfers the Purchased Assets in "as is, where is" condition and Xceed makes no warranty or representation as to or regarding the condition of the Purchased Assets (other than as set forth in Section 4 of the Purchase Agreement) to Buyer or any successor, assigns, agent, or subsequent purchaser of the Purchased Assets.

     Xceed makes no warranty or representation, either express or implied, relating to fitness for a particular purpose, merchantability, quality, design, condition, capacity, suitability or performance of the Purchased Assets, or of the material and workmanship thereof, it being agreed that all such risks as between Buyer and Xceed are to be borne by Buyer alone and at its expense.

      This Bill of Sale shall be interpreted, construed and enforced in accordance with the laws of the State of Illinois applied without giving effect to any conflicts-of-laws principles. This Bill of Sale shall be binding on, and shall inure to the benefit of, the parties hereto, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Bill of Sale.

IN WITNESS WHEREOF, the parties have executed this Bill of Sale by and through their duly authorized officers this ______ day of July, 2001.

WORLDWIDE XCEED GROUP, INC.


By:  Howard A. Tullman
     -----------------------
     Howard A. Tullman
     Chief Executive Officer



E-SYNERGIES, INC.



By:  ___________________________________
     Name:
     Title:


                                   EXHIBIT B
                          TO ASSET PURCHASE AGREEMENT

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


      This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is entered into as of July __, 2001 by and between Worldwide Xceed Group, Inc., a Delaware corporation ("Assignor"), and e-Synergies, Inc., a California corporation ("Assignee"). All undefined terms herein shall have the meanings ascribed thereto in the Purchase Agreement (as defined below).
RECITALS:

      A. Pursuant to the terms of that certain Asset Purchase Agreement dated as of July 3, 2001 (the "Purchase Agreement"), between Assignor and Assignee, Assignor has concurrently with the delivery hereof, sold, conveyed, transferred, assigned and delivered to Assignee the Purchased Assets, which Purchased Assets are specifically identified in the Purchase Agreement.

      B. In partial consideration of the sale of the Purchased Assets, the Purchase Agreement provides that Assignee shall assume the Assumed Liabilities, which Assumed Liabilities are specifically identified in the Purchase Agreement.

      NOW, THEREFORE, Assignor and Assignee hereby agree as follows:
      1. Assignment; Assumption. Assignor hereby assigns, transfers and delivers to Assignee, and Assignee does hereby accept, all of Assignor's rights, titles and interests, legal and equitable, in, to and under the Assigned Contracts, which Assigned Contracts are specifically identified in the Purchase Agreement, and as to all obligations occurring on and after the

Effective Time, Assignee agrees to assume and pay when due, those liabilities accruing from and after the Effective Time under the Assigned Contracts and to observe, perform, and comply with the covenants, restrictions, limitations, and conditions imposed upon Assignor under the Assigned Contracts and Assignee hereby assumes and agrees to pay, perform and discharge, when due, the Assumed Liabilities.

      2. Effectiveness. This Agreement shall become effective at and upon the occurrence of the Effective Time. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their subsidiaries, affiliates, legal representatives, successors and assigns.

      3. Conflicts. To the extent there is a conflict between the terms and provisions of this Agreement and the Purchase Agreement, the Purchase Agreement shall prevail.

      4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which collectively shall constitute one and the same instrument representing this Agreement between the parties and it shall not be necessary for the proof of this Agreement that any party produce or account for more than one such counterpart. This Agreement may be executed using facsimiles of signatures, and a facsimile of a signature shall be deemed to be the same, and equally enforceable, as an original of such signature.

      5. Severability. If any provision of this Agreement is, in the final judgment of a court of competent jurisdiction, held to be invalid or unenforceable, such provision shall thereupon be deemed modified only to the extent necessary to render it valid, or not applicable to given circumstances, or excised from this Agreement, as the situation may require.

      6. Governing Law. This Agreement is governed by and is to be construed and interpreted in accordance with the laws of the State of Illinois, without giving effect to the conflict of law principles thereof.

      7. Modifications, Amendments or Waivers. Except as otherwise provided herein, provisions of this Agreement may be modified, amended or waived only by a written document specifically identifying this Agreement and signed by a duly authorized executive officer of each of the parties.

      8. Entire Agreement. This Agreement, together with the Schedules incorporated by reference herein, the Purchase Agreement and the other Purchase Documents, shall constitute the entire agreement between and among the parties relating to the subject matter hereof. There are no terms, obligations, covenants, representations, statements, or conditions other than those contained herein, in such Schedules and Exhibits, the Purchase Agreement and in the other Purchase Documents. No variation or modification of this Agreement or waiver of any of the terms or provisions hereof shall be deemed valid unless made in a writing signed by all parties hereto.

      9. Limitation on Damages. Each of Assignor and Assignee hereby agree that, absent actual fraud and exclusive of claims made by any third party, no party hereto shall be liable for any special, consequential, indirect or similar damages caused by the other party.

      IN WITNESS WHEREOF, each of Xceed and Buyer has caused this Assignment and Assumption Agreement to be executed and delivered as of the date written above.


WORLDWIDE XCEED GROUP, INC.


By:  Howard A. Tullman
     -----------------
     Howard A. Tullman,
     Chief Executive Officer


E-SYNERGIES, INC.


By:  ___________________________________
     Name:     _____________________________
     Title:    _____________________________